                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                               MAXTOR CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 8, 1995
                                       BY

                           HYUNDAI ACQUISITION, INC.
                          A WHOLLY OWNED SUBSIDIARY OF

                          HYUNDAI ELECTRONICS AMERICA

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON THURSDAY, DECEMBER 7, 1995, UNLESS THE OFFER IS EXTENDED.

                         TO: CITIBANK, N.A., DEPOSITARY

           By Mail:                 By Overnight Courier:                By Hand:
        Citibank, N.A.                  Citbank, N.A.                 Citibank, N.A.
       c/o Citicorp Data              c/o Citicorp Data           Corporate Trust Window
      Distribution, Inc.             Distribution, Inc.         111 Wall Street, 5th Street
         P.O. Box 1429                 404 Sette Drive              New York, New York
   Paramus, New Jersey 07653      Paramus, New Jersey 07652
                                 By Facsimile Transmission:
                                 (For Eligible Institutions
                                            Only)
                                       (201) 262-3240
                                    Confirm by Telephone:
                                       (800) 422-2066

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedures set forth in Section 3 of the Offer to Purchase. Stockholders who deliver certificates evidencing Shares ("Share Certificates") by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose Share Certificates are not immediately available or who cannot deliver either the Share Certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in

Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

------------------------------------------------------------------------------------------------
                       DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS)
------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
           (PLEASE FILL IN EXACTLY AS                            SHARES TENDERED
   NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S)          (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------
                                                                      TOTAL
                                                                    NUMBER OF
                                                                     SHARES
                                                      SHARE      REPRESENTED BY     NUMBER OF
                                                   CERTIFICATE        SHARE          SHARES
                                                   NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
                                                 -----------------------------------------------
                                                 -----------------------------------------------
                                                 -----------------------------------------------
                                                 -----------------------------------------------
                                                 -----------------------------------------------
                                                  TOTAL SHARES
------------------------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, it will be assumed that all Shares described herein are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
    Name of Tendering Institution
                                 ----------------------------------------------
    Check box of Book-Entry Transfer Facility:
    / / The Depository Trust Company
    / / Midwest Securities Trust Company
    / / Philadelphia Depository Trust Company
    Account No.
               ----------------------------------------------------------------
    Transaction Code No.
                        -------------------------------------------------------
/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:
    Name(s) of Registered Owner(s):
                                   --------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery
                                                      -------------------------
    Name of Institution that Guaranteed Delivery
                                                -------------------------------
    If delivery is by book-entry transfer check box of Book-Entry Transfer
     Facility:
    / / The Depository Trust Company
    / / Midwest Securities Trust Company
    / / Philadelphia Depository Trust Company
    Account No.
               ---------------------------------------------------------------
    Transaction Code No.
                        ------------------------------------------------------
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Hyundai Acquisition, Inc. (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Hyundai Electronics America, ("Parent") a California corporation, the above-described shares of common stock, par value $.01 per share (the "Shares"), of Maxtor Corporation, (the "Company"), a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 8, 1995 (the "Offer to Purchase") and this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to Parent or one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after November 1, 1995 (collectively, "Distributions"), and irrevocably constitutes and appoints Citibank, N.A. (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares and all Distributions, to (i) deliver Share Certificates evidencing such Shares and all Distributions or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (ii) present such Shares and all Distributions for transfer on the Company's books and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Y.H. Kim and S.K. Park, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special, adjourned or postponed meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares and Distributions). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

     The undersigned understands that the Purchaser's acceptance for payment of Shares validly tendered pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price for all Shares purchased and/or return all Share Certificates evidencing Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

     / / CHECK HERE IF ANY OF THE SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

     Number of Shares represented by the lost or destroyed Share Certificates:
     -----------------------------

        ---------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

        To be completed ONLY if Share Certificates not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

   Issue:  / / check, and/or
           / / Share Certificates to:

   Name
       ----------------------------------------------------------------
                             (PLEASE PRINT)
   Address
          -------------------------------------------------------------

   --------------------------------------------------------------------
                                (ZIP CODE)

   --------------------------------------------------------------------
                 EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NO.

   / / Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

       Check appropriate box of Book-Entry Transfer Facility:

      / / The Depository Trust Company
      / / Midwest Security Trust Company
      / / Philadelphia Depositary Trust Company

 ----------------------------------------------------------------------
                                (ACCOUNT NUMBER)
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

        To be completed ONLY if Share Certificates not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

   Mail:  / / check, and/or
           / / Share Certificates to:

   Name
       ----------------------------------------------------------------
                             (PLEASE PRINT)
   Address
          -------------------------------------------------------------

   --------------------------------------------------------------------
                               (ZIP CODE)

   -------------------------------------------------------------------
                 EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NO.

   -------------------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

X ______________________________________________________________________________

X ______________________________________________________________________________
                         SIGNATURE(S) OF STOCKHOLDER(S)

Dated __________________________________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title) __________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                                                                      (ZIP CODE)

Daytime Area Code and Telephone No. ____________________________________________

Employer Identification or Social Security No. _________________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                                 (PLEASE PRINT)

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                                                                      (ZIP CODE)

Area Code and Telephone No. ____________________________________________________

Dated __________________________________________________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (ii) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either the Share Certificates evidencing tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation received by the Depositary), in each case prior to the Expiration Date, or (ii) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed Letter of Transmittal must accompany each such Delivery.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Share Certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. A "trading day" is any day on which the Nasdaq National Market operated by the National Association of Securities Dealers, Inc. is open for business.

     The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING IN THE CASE A OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL,

REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule attached hereto.

     4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new Share Certificate(s) for the remainder of the Shares that were evidenced by the old Share Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature must correspond with the name as written on the face of the Share Certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or Share Certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share Certificates listed, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Share is to be made to, or if Share Certificates evidencing Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price of such Shares unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Share Certificates evidencing Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Share Certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder(s) may designate.

     8. Waiver of Conditions. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     9. 31% Backup Withholding. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, or commercial banks and trusts.

     11. Lost, Destroyed or Stolen Certificates. If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER SHARE CERTIFICATES EVIDENCING TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

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                                   PAYOR'S NAME: HYUNDAI ACQUISITION, INC.
-------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                       PART 1 -- PLEASE PROVIDE YOUR TAXPAYER     -------------------------------
 FORM W-9                         IDENTIFICATION NUMBER ("TIN") IN THE BOX   SOCIAL SECURITY NUMBER(S)
 DEPARTMENT OF THE TREASURY       AT RIGHT AND CERTIFY BY SIGNING AND DATING  OR
 INTERNAL REVENUE SERVICE         BELOW                                     -------------------------------
 PAYOR'S REQUEST FOR TAXPAYER                                                EMPLOYER IDENTIFICATION
 IDENTIFICATION NUMBER                                                       NUMBER(S)
-------------------------------------------------------------------------------------------------------------
 PART 2 -- Certification -- Under penalties of perjury, I certify that:     PART 3 --
   (1) the number shown on this form is my correct Taxpayer Identification  Awaiting TIN
       Number (or I am waiting for a number to be issued to me) and         / /
   (2) I am not subject to backup withholding because (a) I am exempt from  ---------------------------------
       backup withholding or (b) I have not been notified by the Internal   PART 4 --
       Revenue Service (the "IRS") that I am subject to backup withholding  Exempt TIN as a result of a failure to report all interest or dividends or (c)  / /
       the IRS has notified me that I am no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the
 IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.
-------------------------------------------------------------------------------------------------------------
 Signature                                                                                     Date
           ----------------------------------------------------------------------------------       ---------

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

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.
Signature                                              Date
         --------------------------------------------       ----------------

-----------------------------------------------------------------------------
  NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
        BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect (212) 269-5550
                    All Others Call Toll Free (800) 290-6428

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                             World Financial Center
                                  North Tower
                         New York, New York 10281-1305
                         (212) 236-4565 (Call Collect)